EXHIBIT 23.2

                        [KPMG PEAT MARWICK LLP LETTERHEAD]

                          CONSENT OF INDEPENDENT AUDITORS


         The Board of Directors
         Valley Industries, Inc.
         and Z Leasing Company:

         We consent to the use of our reports on the combined financial statements of Valley Industries, Inc. and Z Leasing Company, incorporated herein by reference, and to the reference to our firm under the heading "Experts" in the registration statement of JP Foodservice, Inc.


                                            KPMG PEAT MARWICK LLP


         Baltimore, Maryland
         May 15, 1997